UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2005

World Air Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	000-26582	20-2121036
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia		30269
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-632-8322

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

World Air Holdings, Inc., a Delaware corporation (the "Registrant"), announced today that a Nasdaq Listing Qualifications Panel has granted the company's request for continued listing on the Nasdaq National Market. The Registrant's continued listing is subject to its filing by no later than December 15, 2005, an amended quarterly report on Form 10Q/A for the period ended June 30, 2005, after a complete review by the company's auditors, and a quarterly report on Form 10-Q for the period ended September 30, 2005. A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc.

November 28, 2005	By:	/s/ Gilberto M. Duarte, Jr.

Name: Gilberto M. Duarte, Jr.
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of World Air Holdings, Inc. issued on November 28, 2005